--------------------------------------------------------------------------------
                                                   WEITZ PARTNERS, INC.

                                                PARTNERS VALUE FUND

                                                     QUARTERLY

                                                       REPORT

                                                     MARCH 31, 1999

                                              ONE PACIFIC PLACE, SUITE 600
                                                  1125 SOUTH 103 STREET
                                               OMAHA, NEBRASKA 68124-6008

                                                      402-391-1980
                                                      800-232-4161
                                                    402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 1999, calculated in accordance with SEC standardized formulas.

PERIOD ENDED   PARTNERS II     S&P 500
-------------  ------------  -----------
12/31/83              9.9%         4.2%+
12/31/84             14.5          6.3
12/31/85             40.7         31.7
12/31/86             11.1         18.7
12/31/87              4.3          5.3
12/31/88             14.9         16.5
12/31/89             20.3         31.6
12/31/90             -6.3         -3.1
12/31/91             28.1         30.2
12/31/92             15.1          7.6
12/31/93             23.0         10.1

PERIOD ENDED                         PARTNERS VALUE    S&P 500
-----------------------------------  --------------   ---------
12/31/94                                   -9.0%           1.3%
12/31/95                                   38.7           37.5
12/31/96                                   19.2           22.9
12/31/97                                   40.6           33.4
12/31/98                                   29.1           28.6
3/31/99                                     8.2            5.0++

Cumulative                              1,321.9        1,186.5

Average Annual Compound Growth
  (Since inception June 1, 1983)           18.2           17.5

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended March 31, 1999, was 19.7%, 26.1%, and 18.9%, respectively. These returns assume redemption at the end of each period.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 6/1/83 through 12/31/83
++Return is for the period 1/1/99 through 3/31/99

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND

                       MARCH 31, 1999 - QUARTERLY REPORT

                                                                   April 6, 1999

Dear Fellow Shareholders:

      The first quarter of 1999 was a good one for the Partners Value Fund. Our total return (after expenses) was +8.2%. This compares to 5.0% for the S&P 500 (large companies) and -5.4% for the Russell 2000 (small companies). The table below shows the fund's returns over various intervals, and compares it to the performances of the S&P 500, the Russell 2000, and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assumes reinvestment of dividends (except Russell for which dividend data is not available) and are calculated after deducting expenses.

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                     --------   --------   --------   ---------
PARTNERS VALUE                          19.7       30.1       26.1        18.9
S&P 500                                 18.5       28.1       26.2        18.9
Russell 2000                           -16.2        7.7       11.2        11.5
Average Growth and Income Fund           5.5       19.7       19.8        15.2

      I am pleased that we have kept pace with the S&P 500, because it has been a very hard benchmark to beat. The popularity of index funds (which directly mimic the S&P 500), "closet indexing" by active managers who fear trailing the S&P 500, and a widespread bandwagon effect have led to a massive transfer of capital from thousands of small and medium sized companies to the handful of enormous companies (Microsoft, GE, Cisco, AOL, Intel, etc.) that drive the performance of the S&P 500. The extent of this two-tier market can be seen in the extreme divergence in performance between the S&P 500 and the Russell 2000, as shown in the table.

      Shareholders may be interested (or disappointed -- or relieved) to know that our fund's returns were earned without owning ANY of the major technology or Internet-related stocks that were responsible for the S&P's performance. In fact, our portfolio bears very little resemblance to the S&P 500. Our performance was also dampened a bit by our 35-40% cash position during the quarter, but I feel very comfortable holding some reserves. The key to our good returns has been our concentration of the portfolio in three areas: cable television, cellular telephone, and financial services.

      This concentration in a few industry groups is not good, or bad, PER SE, but it virtually guarantees that our performance will be out of step with the market indexes and other funds. In recent years, we have been out of step in a positive way, which nobody seems to mind, but it is inevitable that we will be out of step in a negative way from time to time (as in 1994). In fact, in order to acquire very large positions in a stock or group of stocks, it helps if the stock(s) go down for a while after we begin to buy them. (Seriously.) We began to buy cable stocks in 1991, but bought most of our shares when the stocks were clobbered in 1994 and 1996. The point is that our shareholders should not get too excited about our recent over-performance, and they should not be overly concerned when returns are (temporarily) under-whelming.

PORTFOLIO REVIEW

      We have been losing cable and cellular stocks to takeovers (a mixed blessing), but these are still important industries for our fund. Cable providers (excluding Liberty Media, which is a programming company) account for about 7% of the portfolio while telecommunications accounts for about 10%.

      Financial-services companies, broadly defined, make up another 26%. This group includes huge companies with unlimited access to capital and small companies which must be nimble and entrepreneurial. It includes companies that are hurt by rising interest rates and some which are HELPED by rising rates. It includes banks, mortgage companies, insurance, etc. This is absolutely NOT a monolithic group whose business prospects move in tandem, but that is the way Wall Street tends to treat them. When the liquidity crisis hit last fall, the stocks all collapsed together, creating a great buying opportunity but distorting short-term performance. The same thing happened in 1994, and will surely happen again.

      Given the split personality of the market, it should come as no surprise that the best bargains we are finding are among small and medium-sized companies. We are patiently accumulating shares of small banks, various types of service companies, and even (I can't believe I'm saying this) a couple of utility stocks. I have never been a fan of regulated utilities, but in the case of Western Resources and Citizens Utilities, we have a combination of unremarkable, but sound, regulated businesses and some valuable non-regulated businesses. In both cases, managements have articulated plans to separate the regulated parts from the unregulated, and we believe the (separated) parts will be worth significantly more than the (combined) whole.

      I believe that there is a certain "emperor's new clothes" element to the levitation of many of the technology/Internet stocks, and that when the crowd recognizes the reality of their business values, we will have some interesting stock market volatility. We will not be immune in the short-run, but I feel very good about the prospects for the companies we own now, and I would welcome a chance to invest our reserves during a market correction.

GROWTH OF THE PARTNERS VALUE FUND AND OF WEITZ & CO.

      Our funds have attracted a number of new investors over the past year and we welcome them. During the busiest period of growth, last summer, we struggled with a flood of phone calls, and our operations people spent long hours processing an unusual number of new accounts and transactions. Our people performed miraculously, clients were very patient about busy signals and time spent "on hold," and with added staff and some temporary solutions, we have returned to a version of normal.

      Now we are in the final stages of implementing a part of our longer-term solution to this growth, changing our transfer agency functions from an in-house, PC-based system to a much more sophisticated and powerful system run by DST in Kansas City. Our recent newsletter outlined some of the ways that this new system will enhance our ability to serve shareholders -- automated phone lines for checking account balances and recent transactions, consolidated statements for investors who have multiple accounts with us, etc. At some point, I expect that Internet access to your account information will also become a reality (though don't look for that in 1999).

      The new, automated services are meant to supplement, not replace, the human touch that (I hope) makes us a little easier to deal with than some other fund companies. REAL, LIVE PEOPLE ARE AVAILABLE TO HELP YOU WITH TRANSACTIONS, QUESTIONS, AND PROBLEMS.

      Rapid growth can also have an impact on investment portfolios. We closed the Hickory Fund because it had grown from $20 million in assets to $500 million in 8 months, and because there is a practical limit to how much can be invested in a fund that is meant to hold a small number (ideally 30, or so) of relatively small companies. Although the two funds I manage, Value and Partners Value, hold combined assets of over $2 billion, I do not believe the large cash inflows have had a negative impact. I am comfortable with a more diversified portfolio of stocks (70-90), and many of our favorite companies are large enough to allow us to buy much larger positions if the price were right. I continue to believe that our trouble finding great bargains is a function of high valuation levels rather than fund size.

SHAREHOLDER INFORMATION MEETING -- MAY 26

      Please plan to join us on Wednesday, May 26 for our Shareholder Information Meeting at 4:30 p.m. at the Omaha Marriott. There will be no formal business to conduct, so we will be able to spend the entire time discussing investments. Because of the number of new shareholders, we do not know how many people to expect, so PLEASE send back the reply card which came with your newsletter or call our receptionist to let us know you are coming (no need to do both, or we'll have a very large, half-empty room).

                                                         Best regards,

                                                         /s/ WALLACE R. WEITZ

                                                         Wallace R. Weitz
                                                         President, Portfolio
                                                         Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1999
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 63.9%
              AUTO SERVICES -- 0.3%
     108,000  Insurance Auto Auctions, Inc.*                                     $  1,217,988      $  1,309,500
                                                                                 ------------      ------------

              BANKING -- 6.7%
      28,000  Astoria Financial Corp.                                               1,060,368         1,400,000
     335,000  Commercial Federal Corp.                                              7,700,371         7,767,812
      70,000  East West Bancorp, Inc.                                                 647,500           625,625
     141,000  First Place Financial Corp.*                                          1,516,312         1,427,625
     589,800  Golden State Bancorp, Inc.*                                          11,068,773        13,123,050
      82,400  Greenpoint Financial Corp.                                            2,222,500         2,863,400
      20,000  Roslyn Bancorp, Inc.                                                    346,250           337,500
      70,000  South Jersey Financial Corp. Inc.*                                      759,006           800,625
      40,000  Troy Financial Corp.*                                                   393,500           400,000
      96,000  Virginia Capital Bancshares, Inc.                                     1,237,813         1,212,000
      60,000  Washington Mutual, Inc.                                               2,124,626         2,452,500
                                                                                 ------------      ------------
                                                                                   29,077,019        32,410,137
                                                                                 ------------      ------------
              CABLE TELEVISION -- 6.6%
      64,000  Adelphia Communications Corp. CL A*                                     485,512         4,032,000
     453,000  Century Communications Corp. CL A*                                    2,639,636        21,036,187
      30,000  Comcast Corp. Special CL A                                              268,805         1,888,125
      80,000  MediaOne Group, Inc.*                                                 1,340,420         5,080,000
                                                                                 ------------      ------------
                                                                                    4,734,373        32,036,312
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 1.0%
      26,000  American Classic Voyages Co.*                                           251,125           422,500
     105,000  Lab Holdings, Inc.                                                    2,768,122         1,745,625
       6,650  Lady Baltimore Foods, Inc.                                              212,725           385,700
     366,000  Protection One, Inc.                                                  2,328,196         2,287,500
                                                                                 ------------      ------------
                                                                                    5,560,168         4,841,325
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.0%
      40,000  Fannie Mae                                                              759,888         2,770,000
      50,000  Freddie Mac                                                             138,785         2,856,250
     331,200  SLM Holding Corp.                                                    10,429,082        13,827,600
                                                                                 ------------      ------------
                                                                                   11,327,755        19,453,850
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              FINANCIAL SERVICES -- 10.3%
     942,000  Allied Capital Corp.                                               $ 17,167,750      $ 17,309,250
      45,000  American Express Co.                                                  1,347,134         5,287,500
          75  Berkshire Hathaway, Inc. CL A*                                        1,163,348         5,355,000
     751,000  Imperial Credit Industries, Inc.*                                    10,380,152         5,491,687
     245,000  The PMI Group, Inc.                                                  10,512,567        11,361,875
      20,000  PS Group, Inc.                                                          104,200           162,500
     202,000  United Asset Management Corp.                                         5,135,159         4,570,250
      60,000  United Panam Financial Corp.*                                           607,346           240,000
                                                                                 ------------      ------------
                                                                                   46,417,656        49,778,062
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 0.7%
     129,900  Data Transmission Network Corp.*                                      2,949,521         3,101,363
     175,000  Intelligent Systems Corp.*                                              164,183           393,750
                                                                                 ------------      ------------
                                                                                    3,113,704         3,495,113
                                                                                 ------------      ------------
              LODGING AND GAMING -- 4.3%
     203,000  Circus Circus Enterprises, Inc.*                                      2,601,553         3,565,187
     145,000  Harrah's Entertainment, Inc.*                                         2,120,444         2,764,063
     430,000  Hilton Hotels Corp.                                                   5,191,782         6,046,875
   1,085,000  Park Place Entertainment Corp.*                                       6,731,752         8,205,313
                                                                                 ------------      ------------
                                                                                   16,645,531        20,581,438
                                                                                 ------------      ------------

              MEDIA AND ENTERTAINMENT -- 8.2%
     447,600  AT&T Corp. - Liberty Media Group A*                                  11,715,460        23,554,950
      57,165  Chris-Craft Industries, Inc.*                                         2,353,719         2,608,153
      23,000  Daily Journal Corp.*                                                    231,501           891,250
     244,000  Valassis Communications, Inc.*                                        6,121,614        12,627,000
                                                                                 ------------      ------------
                                                                                   20,422,294        39,681,353
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 4.9%
     413,200  Countrywide Credit Industries, Inc.                                  14,198,620        15,495,000
     166,000  Franchise Mortgage Acceptance Co.*                                    1,554,545         1,203,500
      50,000  Long Beach Financial Corp.                                              431,250           481,250
     128,000  New Century Financial Corp.*                                          1,262,250         1,520,000
     322,000  Resource Bancshares Mtg. Grp., Inc.                                   4,096,395         4,145,750
      85,882  WMF Group, Limited*                                                     601,423           515,292
                                                                                 ------------      ------------
                                                                                   22,144,483        23,360,792
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 1.2%
     303,500  Catellus Development Corp.*                                        $  3,781,371      $  4,059,313
      72,000  Forest City Enterprises, Inc. CL A                                      946,362         1,741,500
      10,000  Syntroleum Corp.*                                                        31,917            61,250
                                                                                 ------------      ------------
                                                                                    4,759,650         5,862,063
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 5.3%
     244,500  Capital Automotive REIT                                               2,768,765         3,040,969
     400,000  Dynex Capital, Inc.                                                   1,803,500         1,325,000
     407,830  Fortress Investment Corp.                                             8,037,274         6,933,110
     245,500  Hanover Capital Mortgage Holdings, Inc.                               3,709,440         1,089,406
      24,000  Healthcare Financial Partners Units**                                 2,400,000         2,400,000
     190,000  Imperial Credit Commerical Mtg. Inv. Corp.                            1,700,500         1,828,750
     367,300  NovaStar Financial, Inc.                                              6,013,405         2,249,712
     423,952  Redwood Trust, Inc.                                                   9,571,344         6,783,232
                                                                                 ------------      ------------
                                                                                   36,004,228        25,650,179
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 10.4%
      84,900  Alltel Corp.                                                          2,046,370         5,295,638
     241,400  Cellular Communications of Puerto Rico*                               2,359,495         6,517,800
      98,064  Centennial Cellular Corp. CL A*                                         454,394         4,633,524
     189,400  Corecomm, Limited*                                                    1,772,167         6,960,450
     362,000  Telephone and Data Systems, Inc.                                     14,741,969        20,407,750
     149,000  United States Cellular Corp.*                                         4,451,062         6,556,000
                                                                                 ------------      ------------
                                                                                   25,825,457        50,371,162
                                                                                 ------------      ------------
                      Total Common Stocks                                         227,250,306       308,831,286
                                                                                 ------------      ------------

              WARRANTS -- 0.1%
     399,500  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                    31,211            62,442
     370,000  NovaStar Financial, Inc., Expiring 2/03/01                              185,000           138,750
                                                                                 ------------      ------------
                                                                                      216,211           201,192
                                                                                 ------------      ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.7%
     500,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative                   3,500,000         3,500,000
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                           COST             VALUE
  ----------                                                                     ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 2.2%
  $3,000,000  U.S. Treasury Note 5.50% 3/31/00                                   $  2,997,422      $  3,017,814
   2,000,000  Fannie Mae 6.625% 7/12/00                                             2,000,000         2,034,040
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                 2,502,620         2,604,500
   3,000,000  Fannie Mae 6.56% 11/26/07                                             3,000,000         3,038,136
                                                                                 ------------      ------------
                      Total U.S. Government and Agency Securities                  10,500,042        10,694,490
                                                                                 ------------      ------------

              SHORT-TERM SECURITIES -- 34.9%
   4,289,235  Norwest U.S. Government Money Market Fund                             4,289,235         4,289,235
  10,000,000  Fannie Mae Discount Note 4/01/99                                     10,000,000        10,000,000
  15,000,000  Federal Home Loan Bank Discount Note 4/14/99                         14,974,488        14,974,050
  25,000,000  U.S. Treasury Bill 4/15/99                                           24,958,019        24,953,150
  15,000,000  Freddie Mac Discount Note 4/15/99                                    14,972,467        14,972,055
   4,400,000  Federal Farm Credit Bank Discount Note 4/16/99                        4,391,328         4,391,200
  20,000,000  U.S. Treasury Bill 5/27/99                                           19,859,378        19,861,240
  44,000,000  U.S. Treasury Bill 6/10/99                                           43,628,072        43,626,968
  32,000,000  Freddie Mac Discount Note 9/09/99                                    31,318,791        31,317,376
                                                                                 ------------      ------------
                                                                                  168,391,778       168,385,274
                                                                                 ------------      ------------
                      Total Investments in Securities                            $409,858,337       491,612,242
                                                                                 ------------      ------------
                                                                                 ------------
              Covered Call Options Written at Market Value -- (0.2%)                                   (854,375)
              Other Liabilities in Excess of Other Assets -- (1.6%)                                  (7,822,292)
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $482,935,575
                                                                                                   ------------
                                                                                                   ------------
              Net Asset Value Per Share                                                            $     17.810
                                                                                                   ------------
                                                                                                   ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

                                                                                             EXPIRATION
    NO. OF                                                                                  DATE/STRIKE
  CONTRACTS                                                                                    PRICE               VALUE
  ----------                                                                              ----------------      ------------
              COVERED CALL OPTIONS WRITTEN AT MARKET VALUE
         200  American Express Co.                                                        Apr. 1999/100         $   (356,250)
         200  Century Communications Corp. CL A                                           May 1999/35               (235,000)
         140  Comcast Corp. Special Class A                                               July 1999/60              (113,750)
         200  Countrywide Credit Industries, Inc.                                         Apr. 1999/50                (5,000)
         200  Valassis Communications, Inc.                                               Apr. 1999/45              (138,750)
          20  Valassis Communications, Inc.                                               Apr. 1999/50                (5,625)
                                                                                                                ------------
                      Total call options written (premiums received $564,308)                                   $   (854,375)
                                                                                                                ------------
                                                                                                                ------------

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
      WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.